UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) May 26, 2021

KOPIN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19882	04-2833935
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 North Drive, Westborough, MA 01581

(Address of Principal Executive Offices) (Zip Code)

(508) 870-5959

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01	KOPN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Kopin Corporation (the “Company”) was held on May 26, 2021. The following matters were acted upon:

1. ELECTION OF DIRECTORS

John C.C. Fan, Scott Anchin, James K. Brewington, David E. Brook, Morton Collins, Chi Chia Hsieh and Jill Avery were all elected to serve as directors of the Company each for a term expiring at the Company’s 2022 Annual Meeting and until their successors are duly elected and qualified. The results of the election of directors are below.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
John C.C. Fan	32,958,064	525,464	320,845	23,028,420
Scott Anchin	33,053,323	235,407	515,643	23,028,420
James K. Brewington	31,555,560	1,870,131	378,682	23,028,420
David E. Brook	29,538,191	3,729,325	536,857	23,028,420
Morton Collins	32,130,528	1,095,842	578,003	23,028,420
Chi Chia Hsieh	27,712,314	5,722,724	369,335	23,028,420
Jill J Avery	32,876,507	233,862	694,004	23,028,420

2. RATIFICATION OF AN INCREASE IN THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE 2020 EQUITY INCENTIVE PLAN.

A proposal to ratify an amendment to the Company’s 2020 Equity Incentive Plan to increase the number of shares authorized for issuance under the 2020 Equity Incentive Plan from 4,000,000 to 5,500,000 was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
32,150,496	1,475,077	178,800	23,028,420

3. RATIFICATION OF THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES.

A proposal to ratify an amendment to the Company’s Certificate of Incorporation to increase the number of shares authorized from 120,000,000 to 150,000,000 was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
52,497,094	3,654,913	680,786	0

4. RATIFICATION OF APPOINTMENT OF RSM US LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE CURRENT FISCAL YEAR.

A proposal to ratify the appointment of RSM US LLP as the independent registered public accounting firm of the Company for the current fiscal year was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
55,939,050	518,837	374,906	0

5. AN ADVISORY VOTE ON THE COMPANY’S EXECUTIVE COMPENSATION.

An advisory vote to approve the compensation of the Company’s named executive officers was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
32,190,959	1,094,818	518,596	23,028,420

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOPIN CORPORATION

Dated: May 27, 2021	By:	/s/ Richard A. Sneider
Richard A. Sneider
Treasurer and Chief Financial Officer
(Principal Financial and Accounting Officer)